Exhibit 99.14
                                 -------------
                Computational Materials and/or ABS Term Sheets


-------------------------------------------------------------------------------------------------------------------------------
    FICO            UPB         % of Total Deal    Avg LTV     Max LTV      % Full Doc     % Owner Occ      % IO       WAC
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
<520            $13,867,659.65              2.77%     75.87%      100.00%         81.54%         100.00%      1.79%      7.53%
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  520-539       $23,229,225.73              4.65%     77.23%      100.00%         79.46%          98.87%      3.72%      7.57%
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  540-559       $35,364,460.40              7.07%     78.64%      100.00%         74.36%          98.00%      3.41%      7.50%
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  560-579       $57,920,930.04             11.58%     79.96%      100.00%         74.96%          98.21%     29.89%      7.06%
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  580-599       $95,331,472.33             19.06%     84.27%      100.00%         81.52%          99.07%     45.34%      7.04%
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  600-619      $114,481,197.81             22.89%     86.19%      100.00%         80.39%          97.43%     47.44%      6.92%
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  620-639      $117,481,845.74             23.49%     87.43%      100.00%         71.79%          97.10%     61.46%      6.81%
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  640-659       $17,777,886.47              3.56%     82.19%      100.00%         57.15%          91.86%     25.19%      6.65%
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  660-679       $10,968,407.66              2.19%     82.65%      100.00%         61.94%          98.43%     27.50%      6.41%
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  680-699        $7,309,329.00              1.46%     76.19%       90.00%         33.92%          93.44%      4.93%      6.15%
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  700-719        $2,242,021.52              0.45%     79.33%       80.00%         15.76%         100.00%      0.00%      5.97%
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  720-739        $1,779,586.18              0.36%     78.54%       80.00%         41.25%         100.00%      0.00%      6.11%
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  740-759        $1,700,015.64              0.34%     80.00%       80.00%         13.40%         100.00%      0.00%      6.33%
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  760-779          $620,792.62              0.12%     72.69%       80.00%          0.00%          19.53%      0.00%      6.69%
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  780-799
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  800-819
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

------------------------------------------------------------------
    FICO       % Second Lien (Simultaneous or Silent)   Def Rate
------------------------------------------------------------------
<520                                          0.00%
----------------------------------------------------
  520-539                                     2.68%
----------------------------------------------------
  540-559                                     0.00%
----------------------------------------------------
  560-579                                     1.52%
----------------------------------------------------
  580-599                                     9.67%
----------------------------------------------------
  600-619                                     9.98%
----------------------------------------------------
  620-639                                    13.87%
----------------------------------------------------
  640-659                                    24.46%
----------------------------------------------------
  660-679                                    38.70%
----------------------------------------------------
  680-699                                    54.52%
----------------------------------------------------
  700-719                                    62.07%
----------------------------------------------------
  720-739                                    85.70%
----------------------------------------------------
  740-759                                   100.00%
----------------------------------------------------
  760-779                                    19.53%
----------------------------------------------------
  780-799
----------------------------------------------------
  800-819
----------------------------------------------------




--------------------------------------------------------------------------------------------------------------------
    FICO      % of Total Deal       Avg LTV        Max LTV    % Full Doc   % Owner Occ         WAC         Margin
--------------------------------------------------------------------------------------------------------------------
    <520                 0.13%             80.00%     80.00%      100.00%        100.00%           6.85%      6.85%
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  520-539                0.44%             62.58%     72.50%      100.00%        100.00%           6.05%      5.59%
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  540-559                0.61%             75.49%     90.00%       82.56%        100.00%           7.34%      7.32%
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  560-579                8.78%             77.23%    100.00%       76.27%         99.13%           6.92%      6.61%
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  580-599               21.92%             83.32%    100.00%       86.19%        100.00%           6.83%      6.61%
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  600-619               27.54%             85.39%    100.00%       84.93%         97.03%           6.74%      6.59%
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  620-639               36.61%             87.01%    100.00%       74.91%         96.54%           6.67%      6.60%
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  640-659                2.27%             82.22%     95.00%       56.87%         85.27%           6.65%      6.59%
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  660-679                1.53%             87.10%    100.00%       83.19%        100.00%           6.60%      6.72%
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  680-699                0.18%             90.00%     90.00%      100.00%        100.00%           6.00%      6.00%
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  700-719
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  720-739
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  740-759
--------------------------------------------------------------------------------------------------------------------
  760-779
--------------------------------------------------------------------------------------------------------------------
  780-799
--------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
    FICO      % Second Lien (Simultaneous or Silent)
-----------------------------------------------------
    <520                                       0.00%
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520 - 539                                      0.00%
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  540-559                                      0.00%
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  560-579                                      3.53%
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  580-599                                     14.27%
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  600-619                                     13.17%
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  620-639                                     17.96%
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  640-659                                     11.74%
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  660-679                                      0.00%
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  680-699                                      0.00%
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  700-719
-----------------------------------------------------
  720-739
-----------------------------------------------------
  740-759
-----------------------------------------------------
  760-779
-----------------------------------------------------
  780-799
-----------------------------------------------------
